UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

  Date of Report (Date of earliest event reported): September 6, 2005
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                                                    (September 6, 2005)
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                                 GAMESTOP CORP.
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

      1-31228                                            75-2951347
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(Commission File Number)                     (IRS Employer Identification No.)

   625 Westport Parkway, Grapevine, Texas                         76051
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  (Address of Principal Executive Offices)                      (Zip Code)

                                 (817) 424-2000
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               Registrant's Telephone Number, Including Area Code


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         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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Item 8.01   Other Event

     On September 6, 2005, GameStop Corp. ("GameStop") and Electronics Boutique Holdings Corp. ("Electronics Boutique") jointly issued a press release announcing that the registration statement relating to the combination of the two companies has been declared effective by the U.S. Securities and Exchange Commission. GameStop and Electronics Boutique have each scheduled Thursday, October 6, 2005, as the date for their respective annual stockholders meeting to consider and vote upon the proposed merger. A copy of the joint press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

     (c)  Exhibits

          99.1  Press Release dated September 6, 2005.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  GAMESTOP CORP.


Date:  September 6, 2005          By: /s/ David W. Carlson
                                      -----------------------------------
                                      Name:  David W. Carlson
                                      Title: Executive Vice President and
                                              Chief Financial Officer

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                                 EXHIBIT INDEX

Exhibit     Description
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99.1        Press Release dated September 6, 2005.


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